                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21686

                          Oppenheimer Portfolio Series
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: January 31

                      Date of reporting period: 10/29/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Conservative Investor Fund
STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                  Shares          Value
                                                               ------------   ------------
INVESTMENT COMPANIES--100.1%(1)
FIXED INCOME FUNDS--62.5%
Oppenheimer Champion Income Fund, Cl. Y                           9,510,728   $ 18,260,598
Oppenheimer Core Bond Fund, Cl. Y                                16,436,098    108,149,527
Oppenheimer International Bond Fund, Cl. Y                        5,679,533     39,245,575
Oppenheimer Limited-Term Government Fund, Cl. Y                   7,717,944     72,934,573
Oppenheimer Master Inflation Protected Securities Fund, LLC       1,126,429     11,909,849
                                                                              ------------
                                                                               250,500,122
GLOBAL EQUITY FUNDS--4.3%
Oppenheimer Developing Markets Fund, Cl. Y                           79,702      2,738,554
Oppenheimer International Growth Fund, Cl. Y                        328,468      8,862,056
Oppenheimer International Small Company Fund, Cl. Y                  40,156        974,174
Oppenheimer Quest International Value Fund, Cl. Y                   262,567      4,384,866
                                                                              ------------
                                                                                16,959,650
MONEY MARKET FUND--4.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.25%(2)     16,903,798     16,903,798
SPECIALTY FUNDS--7.2%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y(3)        4,888,566     16,572,238
Oppenheimer Gold & Special Minerals Fund, Cl. Y(3)                   84,427      4,171,532
Oppenheimer Real Estate Fund, Cl. Y                                 444,256      8,134,321
                                                                              ------------
                                                                                28,878,091
U.S. EQUITY FUNDS--21.9%
Oppenheimer Capital Appreciation Fund, Cl. Y(3)                     737,555     31,722,244
Oppenheimer Main Street Small Cap Fund, Cl. Y                       619,283     12,175,109
Oppenheimer Value Fund, Cl. Y                                     2,092,285     43,812,443
                                                                              ------------
                                                                                87,709,796
                                                                              ------------
TOTAL INVESTMENTS, AT VALUE (COST $404,330,192)                       100.1%   400,951,457
Liabilities in Excess of Other Assets                                  (0.1)      (246,099)
                                                               ------------   ------------
Net Assets                                                            100.0%  $400,705,358
                                                               ============   ============

Footnotes to Statement of Investments

* October 29, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.


                         1 | Conservative Investor Fund

Conservative Investor Fund
STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                   SHARES           GROSS        GROSS          SHARES
                                                              JANUARY 31, 2010    ADDITIONS   REDUCTIONS   OCTOBER 29, 2010
                                                              ----------------   ----------   ----------   ----------------
Oppenheimer Capital Appreciation Fund, Cl. Y                        467,034         312,811       42,290         737,555
Oppenheimer Champion Income Fund, Cl. Y                          13,191,935       2,156,831    5,838,038       9,510,728
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y           5,164,765         664,716      940,915       4,888,566
Oppenheimer Core Bond Fund, Cl. Y                                17,165,564       2,746,180    3,475,646      16,436,098
Oppenheimer Developing Markets Fund, Cl. Y                               --          81,861        2,159          79,702
Oppenheimer Global Fund, Cl. Y                                      361,108          21,929      383,037              --
Oppenheimer Gold & Special Minerals Fund, Cl. A                          --          93,042       93,042              --
Oppenheimer Gold & Special Minerals Fund, Cl. Y                          --          85,284          857          84,427
Oppenheimer Institutional Money Market Fund, Cl. E                  368,365      50,219,528   33,684,095      16,903,798
Oppenheimer International Bond Fund, Cl. Y                        4,126,247       2,189,325      636,039       5,679,533
Oppenheimer International Growth Fund, Cl. Y                             --         347,008       18,540         328,468
Oppenheimer International Small Company Fund, Cl. Y                      --          41,236        1,080          40,156
Oppenheimer Limited-Term Government Fund, Cl. Y                   7,462,861       1,308,652    1,053,569       7,717,944
Oppenheimer Main Street Fund, Cl. Y                                 679,045          40,988      720,033              --
Oppenheimer Main Street Small Cap Fund, Cl. Y                            --         637,078       17,795         619,283
Oppenheimer Master Inflation Protected Securities Fund, LLC              --       1,181,967       55,538       1,126,429
Oppenheimer Quest International Value Fund, Cl. Y                        --         269,791        7,224         262,567
Oppenheimer Real Estate Fund, Cl. Y                               1,466,960         111,544    1,134,248         444,256
Oppenheimer Value Fund, Cl. Y                                       970,883       1,227,008      105,606       2,092,285

                                                                                             REALIZED
                                                                  VALUE        INCOME       GAIN (LOSS)
                                                              ------------   ----------    ------------
Oppenheimer Capital Appreciation Fund, Cl. Y                  $ 31,722,244   $       --    $   (327,268)
Oppenheimer Champion Income Fund, Cl. Y                         18,260,598    1,419,463     (19,121,936)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y         16,572,238           --      (3,785,997)
Oppenheimer Core Bond Fund, Cl. Y                              108,149,527    4,225,046     (10,353,586)
Oppenheimer Developing Markets Fund, Cl. Y                       2,738,554           --            (246)
Oppenheimer Global Fund, Cl. Y                                          --           --      (2,457,187)
Oppenheimer Gold & Special Minerals Fund, Cl. A                         --           --         475,250
Oppenheimer Gold & Special Minerals Fund, Cl. Y                  4,171,532           --             (78)
Oppenheimer Institutional Money Market Fund, Cl. E              16,903,798       15,648              --
Oppenheimer International Bond Fund, Cl. Y                      39,245,575    1,076,081          13,578
Oppenheimer International Growth Fund, Cl. Y                     8,862,056           --          10,334
Oppenheimer International Small Company Fund, Cl. Y                974,174           --            (119)
Oppenheimer Limited-Term Government Fund, Cl. Y                 72,934,573    1,724,440        (113,007)
Oppenheimer Main Street Fund, Cl. Y                                     --           --      (3,485,235)
Oppenheimer Main Street Small Cap Fund, Cl. Y                   12,175,109           --          (5,708)
Oppenheimer Master Inflation Protected Securities Fund, LLC     11,909,849       56,583(a)       66,074(a)
Oppenheimer Quest International Value Fund, Cl. Y                4,384,866           --            (742)
Oppenheimer Real Estate Fund, Cl. Y                              8,134,321      145,360      (2,699,212)
Oppenheimer Value Fund, Cl. Y                                   43,812,443           --        (590,917)
                                                              ------------   ----------    ------------
                                                              $400,951,457   $8,662,621    $(42,376,002)
                                                              ============   ==========    ============

(a.) Represents the amount allocated to the Fund from the Oppenheimer Master
     Inflation Protected Securities Fund, LLC.

(2.) Rate shown is the 7-day yield as of October 29, 2010.

(3.) Non-income producing security.


                         2 | Conservative Investor Fund

Conservative Investor Fund
STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of October 29, 2010 based on valuation input level:

                             LEVEL 1--           LEVEL 2--            LEVEL 3--
                         UNADJUSTED QUOTED   OTHER SIGNIFICANT       SIGNIFICANT
                               PRICES        OBSERVABLE INPUTS   UNOBSERVABLE INPUTS       VALUE
                         -----------------   -----------------   -------------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies       $400,951,457             $--                  $--           $400,951,457
                           ------------             ---                  ---           ------------
Total Assets               $400,951,457             $--                  $--           $400,951,457
                           ------------             ---                  ---           ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since October 29, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


                         3 | Conservative Investor Fund

Conservative Investor Fund
STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the "master fund"). The master fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the master fund, the Fund will have greater exposure to the risks of the master fund.

The investment objective of the master fund is to seek total return. The Fund's investment in the master fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master fund. As a shareholder, the Fund is subject to its proportional share of the master fund's expenses, including its management fee.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 29, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $477,420,403
                                 ============
Gross unrealized appreciation    $ 18,766,423
Gross unrealized depreciation     (95,235,369)
                                 ------------
Net unrealized depreciation      $(76,468,946)
                                 ============


                         4 | Conservative Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                  Shares            Value
                                                               ------------   ---------------
INVESTMENT COMPANIES--100.2%(1)
FIXED INCOME FUNDS--41.3%
Oppenheimer Champion Income Fund, Cl. Y                          13,882,428   $   26,654,263
Oppenheimer Core Bond Fund, Cl. Y                                23,717,918      156,063,900
Oppenheimer International Bond Fund, Cl. Y                       11,696,095       80,820,018
Oppenheimer Limited-Term Government Fund, Cl. Y                  10,990,193      103,857,328
Oppenheimer Master Inflation Protected Securities Fund, LLC       2,644,065       27,956,001
                                                                              --------------
                                                                                 395,351,510
GLOBAL EQUITY FUNDS--13.0%
Oppenheimer Developing Markets Fund, Cl. Y                          562,675       19,333,522
Oppenheimer International Growth Fund, Cl. Y                      2,448,942       66,072,444
Oppenheimer International Small Company Fund, Cl. Y                 283,534        6,878,546
Oppenheimer Quest International Value Fund, Cl. Y                 1,925,780       32,160,526
                                                                              --------------
                                                                                 124,445,038
MONEY MARKET FUND--2.5%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.25%(2)                                               23,386,850       23,386,850
                                                                              --------------
SPECIALTY FUNDS--7.2%
Oppenheimer Commodity Strategy Total Return Fund,
   Cl. Y(3)                                                      11,576,967       39,245,917
Oppenheimer Gold & Special Minerals Fund, Cl. Y(3)                  198,534        9,809,576
Oppenheimer Real Estate Fund, Cl. Y                               1,081,136       19,795,608
                                                                              --------------
                                                                                  68,851,101
U.S. EQUITY FUNDS--36.2%
Oppenheimer Capital Appreciation Fund, Cl. Y(3)                   2,913,171      125,295,492
Oppenheimer Main Street Small Cap Fund, Cl. Y                     2,437,192       47,915,188
Oppenheimer Value Fund, Cl. Y                                     8,266,600      173,102,598
                                                                              --------------
                                                                                 346,313,278
                                                                              --------------
TOTAL INVESTMENTS, AT VALUE (COST $963,951,378)                       100.2%     958,347,777
Liabilities in Excess of Other Assets                                  (0.2)      (1,576,759)
                                                                              --------------
Net Assets                                                            100.0%  $  956,771,018
                                                                              ==============

Footnotes to Statement of Investments

* October 29, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                                             SHARES
                                                            JANUARY         GROSS          GROSS           SHARES
                                                            31, 2010      ADDITIONS     REDUCTIONS    OCTOBER 29, 2010
                                                          ------------   ------------   -----------   ----------------
Oppenheimer Capital Appreciation Fund, Cl. Y                 2,132,559        882,092       101,480         2,913,171
Oppenheimer Champion Income Fund, Cl. Y                     21,403,362      2,095,498     9,616,432        13,882,428


                           1 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y     11,766,716        621,197       810,946        11,576,967
Oppenheimer Core Bond Fund, Cl. Y                           28,037,122      2,358,274     6,677,478        23,717,918
Oppenheimer Developing Markets Fund, Cl. Y                          --        576,177        13,502           562,675
Oppenheimer Global Fund, Cl. Y                               1,649,738         46,222     1,695,960                --
Oppenheimer Gold & Special Minerals Fund, Cl. A                     --        221,353       221,353                --
Oppenheimer Gold & Special Minerals Fund, Cl. Y                     --        200,758         2,224           198,534
Oppenheimer Institutional Money Market Fund, Cl. E             322,480     71,481,743    48,417,373        23,386,850
Oppenheimer International Bond Fund, Cl. Y                   9,062,811      3,675,479     1,042,195        11,696,095
Oppenheimer International Growth Fund, Cl. Y                        --      2,509,391        60,449         2,448,942
Oppenheimer International Small Company Fund, Cl. Y                 --        290,272         6,738           283,534
Oppenheimer Limited-Term Government Fund, Cl. Y             12,037,400      1,000,259     2,047,466        10,990,193
Oppenheimer Main Street Fund, Cl. Y                          3,101,627         87,066     3,188,693                --
Oppenheimer Main Street Select Fund, Cl. Y*                  3,933,354        110,188     4,043,542                --
Oppenheimer Main Street Small Cap Fund, Cl. Y                       --      2,501,416        64,224         2,437,192
Oppenheimer Master Inflation Protected Securities Fund,
   LLC                                                              --      2,749,207       105,142         2,644,065
Oppenheimer Quest International Value Fund, Cl. Y                   --      1,973,065        47,285         1,925,780
Oppenheimer Real Estate Fund, Cl. Y                          3,357,821        120,928     2,397,613         1,081,136
Oppenheimer Value Fund, Cl. Y                                4,436,789      4,097,217       267,406         8,266,600

                                                                                                          REALIZED
                                                                             VALUE        INCOME         GAIN (LOSS)
                                                                         ------------   -----------   ----------------
Oppenheimer Capital Appreciation Fund, Cl. Y                             $125,295,492   $        --   $    (1,099,171)
Oppenheimer Champion Income Fund, Cl. Y                                    26,654,263     2,205,879       (61,454,627)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y                    39,245,917            --        (3,621,251)
Oppenheimer Core Bond Fund, Cl. Y                                         156,063,900     6,567,417       (19,976,414)
Oppenheimer Developing Markets Fund, Cl. Y                                 19,333,522            --             6,671
Oppenheimer Global Fund, Cl. Y                                                     --            --       (16,612,612)
Oppenheimer Gold & Special Minerals Fund, Cl. A                                    --            --         1,137,067
Oppenheimer Gold & Special Minerals Fund, Cl. Y                             9,809,576            --             2,438
Oppenheimer Institutional Money Market Fund, Cl. E                         23,386,850        22,600                --
Oppenheimer International Bond Fund, Cl. Y                                 80,820,018     2,289,047           126,471
Oppenheimer International Growth Fund, Cl. Y                               66,072,444            --             8,909
Oppenheimer International Small Company Fund, Cl. Y                         6,878,546            --             1,863
Oppenheimer Limited-Term Government Fund, Cl. Y                           103,857,328     2,664,101          (293,056)
Oppenheimer Main Street Fund, Cl. Y                                                --            --       (21,994,770)
Oppenheimer Main Street Select Fund, Cl. Y*                                        --            --        (8,015,625)
Oppenheimer Main Street Small Cap Fund, Cl. Y                              47,915,188            --           (30,106)
Oppenheimer Master Inflation Protected Securities Fund,
LLC                                                                        27,956,001       138,003(a)        163,275(a)
Oppenheimer Quest International Value Fund, Cl. Y                          32,160,526            --             3,845
Oppenheimer Real Estate Fund, Cl. Y                                        19,795,608       346,915        (8,984,905)
Oppenheimer Value Fund, Cl. Y                                             173,102,598            --        (1,875,200)
                                                                         ------------   -----------   ---------------
                                                                         $958,347,777   $14,233,962   $  (142,507,198)
                                                                         ============   ===========   ===============

* Prior to November 1, 2010, the fund was named Oppenheimer Main Street Opportunity Fund.

(a.) Represents the amount allocated to the Fund from Oppenheimer Master
     Inflation Protected Securities Fund, LLC.

(2.) Rate shown is the 7-day yield as of October 29, 2010.

(3.) Non-income producing security.


                           2 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of October 29, 2010 based on valuation input level:

                                                                   LEVEL 3--
                             LEVEL 1--           LEVEL 2--       SIGNIFICANT
                         UNADJUSTED QUOTED   OTHER SIGNIFICANT   UNOBSERVABLE
                               PRICES        OBSERVABLE INPUTS      INPUTS         VALUE
                         -----------------   -----------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies       $958,347,777            $--                $--       $958,347,777
                           ------------            ---                ---       ------------
Total Assets               $958,347,777            $--                $--       $958,347,777
                           ------------            ---                ---       ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since October 29, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with


                           3 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the "master fund"). The master fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the master fund, the Fund will have greater exposure to the risks of the master fund.

The investment objective of the master fund is to seek total return. The Fund's investment in the master fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master fund. As a shareholder, the Fund is subject to its proportional share of the master fund's expenses, including its management fee.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 29, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,097,477,890
                                 ==============
Gross unrealized appreciation    $   44,981,490
Gross unrealized depreciation      (184,111,603)
                                 --------------
Net unrealized depreciation      $ (139,130,113)
                                 ==============


                           4 | Moderate Investor Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                 Shares          Value
                                                               ----------   --------------
INVESTMENT COMPANIES--99.4%(1)
FIXED INCOME FUNDS--25.3%
Oppenheimer Champion Income Fund, Cl. Y                        25,679,219   $   49,304,100
Oppenheimer Core Bond Fund, Cl. Y                              29,862,799      196,497,218
Oppenheimer International Bond Fund, Cl. Y                     16,410,370      113,395,658
Oppenheimer Limited-Term Government Fund, Cl. Y                12,449,520      117,647,964
Oppenheimer Master Inflation Protected Securities Fund, LLC     2,752,259       29,099,938
Oppenheimer Master Loan Fund, LLC                               2,648,408       30,027,450
                                                                            --------------
                                                                               535,972,328
GLOBAL EQUITY FUNDS--26.0%
Oppenheimer Developing Markets Fund, Cl. Y                      3,166,284      108,793,521
Oppenheimer International Growth Fund, Cl. Y                    9,867,804      266,233,355
Oppenheimer International Small Company Fund, Cl. Y             1,704,167       41,343,089
Oppenheimer Quest International Value Fund, Cl. Y               8,007,331      133,722,431
                                                                            --------------
                                                                               550,092,396
MONEY MARKET FUND--3.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.25%(2)   66,108,573       66,108,573
SPECIALTY FUNDS--4.8%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y(3)     14,407,877       48,842,701
Oppenheimer Gold & Special Minerals Fund, Cl. Y(3)                541,228       26,742,075
Oppenheimer Real Estate Fund, Cl. Y                             1,353,131       24,775,826
                                                                            --------------
                                                                               100,360,602
U.S. EQUITY FUNDS--40.2%
Oppenheimer Capital Appreciation Fund, Cl. Y(3)                 7,275,926      312,937,583
Oppenheimer Main Street Small Cap Fund, Cl. Y                   6,447,894      126,765,593
Oppenheimer Value Fund, Cl. Y                                  19,662,162      411,725,670
                                                                            --------------
                                                                               851,428,846
                                                                            --------------
Total Investment Companies (Cost $1,922,926,442)                             2,103,962,745
U.S. GOVERNMENT OBLIGATIONS--0.6%
U.S. Treasury Bills, 0.215%, 12/2/10(4) (Cost $11,998,605)     12,000,000       11,998,605
TOTAL INVESTMENTS, AT VALUE (COST $1,934,925,047)                   100.0%   2,115,961,350
Other Assets Net of Liabilities                                       0.0          246,347
                                                               ----------   --------------
Net Assets                                                          100.0%  $2,116,207,697
                                                               ==========   ==============

Footnotes to Statement of Investments

* October 29, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                           1 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                               SHARES           GROSS         GROSS          SHARES
                                                          JANUARY 31, 2010    ADDITIONS     REDUCTIONS   OCTOBER 29, 2010
                                                          ----------------   -----------   -----------   ----------------
Oppenheimer Capital Appreciation Fund, Cl. Y                  5,800,866        2,719,931     1,244,871       7,275,926
Oppenheimer Champion Income Fund, Cl. Y                      53,381,908       14,883,353    42,586,042      25,679,219
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y      29,213,381          493,350    15,298,854      14,407,877
Oppenheimer Core Bond Fund, Cl. Y                            34,522,291        2,877,387     7,536,879      29,862,799
Oppenheimer Developing Markets Fund, Cl. Y                    3,527,318          757,386     1,118,420       3,166,284
Oppenheimer Discovery Fund, Cl. Y                               708,254            5,386       713,640              --
Oppenheimer Global Fund, Cl. Y                                2,746,831          313,643     3,060,474              --
Oppenheimer Gold & Special Minerals Fund, Cl. A                      --          582,499       582,499              --
Oppenheimer Gold & Special Minerals Fund, Cl. Y                      --          547,704         6,476         541,228
Oppenheimer Institutional Money Market Fund, Cl. E              434,897      248,915,503   183,241,827      66,108,573
Oppenheimer International Bond Fund, Cl. Y                   12,095,699        5,987,963     1,673,292      16,410,370
Oppenheimer International Growth Fund, Cl. Y                  6,529,838        4,398,842     1,060,876       9,867,804
Oppenheimer International Small Company Fund, Cl. Y                  62        1,762,030        57,925       1,704,167
Oppenheimer Limited-Term Government Fund, Cl. Y                      --       12,944,089       494,569      12,449,520
Oppenheimer Main Street Fund, Cl. Y                           8,107,326           44,398     8,151,724              --
Oppenheimer Main Street Small Cap Fund, Cl. Y                 9,753,662          158,137     3,463,905       6,447,894
Oppenheimer Master Inflation Protected Securities
   Fund, LLC                                                         --        2,882,090       129,831       2,752,259
Oppenheimer Master Loan Fund, LLC                                    --        2,738,349        89,941       2,648,408
Oppenheimer Quest International Value Fund, Cl. Y                    --        9,590,164     1,582,833       8,007,331
Oppenheimer Real Estate Fund, Cl. Y                           5,568,421           69,507     4,284,797       1,353,131
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y                 752,844            1,903       754,747              --
Oppenheimer U.S. Government Trust, Cl. Y                     13,906,608          316,051    14,222,659              --
Oppenheimer Value Fund, Cl. Y                                11,376,212       10,167,212     1,881,262      19,662,162

                                                                                              REALIZED
                                                               VALUE          INCOME        GAIN (LOSS)
                                                          --------------   -----------     -------------
Oppenheimer Capital Appreciation Fund, Cl. Y              $  312,937,583   $        --     $   3,656,958
Oppenheimer Champion Income Fund, Cl. Y                       49,304,100     5,108,586       (54,019,798)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y       48,842,701            --       (13,232,890)
Oppenheimer Core Bond Fund, Cl. Y                            196,497,218     8,054,738       (17,775,786)
Oppenheimer Developing Markets Fund, Cl. Y                   108,793,521            --         7,435,514
Oppenheimer Discovery Fund, Cl. Y                                     --            --           653,364
Oppenheimer Global Fund, Cl. Y                                        --            --       (26,762,216)
Oppenheimer Gold & Special Minerals Fund, Cl. A                       --            --         1,928,405
Oppenheimer Gold & Special Minerals Fund, Cl. Y               26,742,075            --            13,361
Oppenheimer Institutional Money Market Fund, Cl. E            66,108,573        97,513                --
Oppenheimer International Bond Fund, Cl. Y                   113,395,658     3,294,639            75,207
Oppenheimer International Growth Fund, Cl. Y                 266,233,355            --           718,218
Oppenheimer International Small Company Fund, Cl. Y           41,343,089            --            66,186
Oppenheimer Limited-Term Government Fund, Cl. Y              117,647,964     1,324,672             9,079
Oppenheimer Main Street Fund, Cl. Y                                   --            --       (57,895,128)
Oppenheimer Main Street Small Cap Fund, Cl. Y                126,765,593            --       (10,831,605)
Oppenheimer Master Inflation Protected Securities
   Fund, LLC                                                  29,099,938       143,778(a)        172,352(a)
Oppenheimer Master Loan Fund, LLC                             30,027,450       735,673(b)           (500)(b)
Oppenheimer Quest International Value Fund, Cl. Y            133,722,431            --           148,487


                           2 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

Oppenheimer Real Estate Fund, Cl. Y                           24,775,826       491,111        (7,513,559)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y                       --            --         2,632,994
Oppenheimer U.S. Government Trust, Cl. Y                              --     2,168,998         9,916,295
Oppenheimer Value Fund, Cl. Y                                411,725,670            --       (10,524,431)
                                                          --------------   -----------     -------------
                                                          $2,103,962,745   $21,419,708     $(171,129,493)
                                                          ==============   ===========     =============

(a.) Represents the amount allocated to the Fund from OppenheimerMaster
     Inflation Protected Securities Fund, LLC.

(b.) Represents the amount allocated to the Fund from Oppenheimer Master Loan
     Fund, LLC.

(2.) Rate shown is the 7-day yield as of October 29, 2010.

(3.) Non-income producing security.

(4.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,499,753. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of October 29, 2010 based on valuation input level:

                                   LEVEL 1--           LEVEL 2--            LEVEL 3--
                               UNADJUSTED QUOTED   OTHER SIGNIFICANT       SIGNIFICANT
                                     PRICES        OBSERVABLE INPUTS   UNOBSERVABLE INPUTS        VALUE
                               -----------------   -----------------   -------------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies            $2,103,962,745        $        --              $--           $2,103,962,745
U.S. Government Obligations                 --         11,998,605               --               11,998,605
                                --------------        -----------              ---           --------------
Total Investments, at Value      2,103,962,745         11,998,605               --            2,115,961,350
OTHER FINANCIAL INSTRUMENTS:
Appreciated Swaps, at value                 --          2,875,429               --                2,875,429
Futures margins                          6,520                 --               --                    6,520
                                --------------        -----------              ---           --------------
Total Assets                    $2,103,969,265        $14,874,034              $--           $2,118,843,299
                                --------------        -----------              ---           --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated Swaps, at value     $           --        $(1,057,413)             $--           $   (1,057,413)
Futures margins                        (58,203)                --               --                  (58,203)
                                --------------        -----------              ---           --------------
Total Liabilities               $      (58,203)       $(1,057,413)             $--           $   (1,115,616)
                                --------------        -----------              ---           --------------


                           3 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF OCTOBER 29, 2010 ARE AS FOLLOWS:

                                                                                         UNREALIZED
                                                NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION                 BUY/SELL   CONTRACTS      DATE         VALUE      (DEPRECIATION)
--------------------                 --------   ---------   ----------   -----------   --------------
Standard & Poor's 500 E-Mini Index      Buy        326       12/17/10    $19,229,110     $1,521,996
U.S. Treasury Nts., 2 yr.              Sell         85       12/31/10     18,698,672        (57,205)
U.S. Treasury Nts., 5 yr.              Sell        174       12/31/10     21,154,594       (123,898)
                                                                                         ----------
                                                                                         $1,340,893
                                                                                         ==========

CREDIT DEFAULT SWAP CONTRACTS AS OF OCTOBER 29, 2010 ARE AS FOLLOWS:

                                                                          PAY/                    UPFRONT
                                                 BUY/SELL    NOTIONAL   RECEIVE                   PAYMENT
REFERENCE ENTITY/                                 CREDIT      AMOUNT     FIXED    TERMINATION    RECEIVED/               UNREALIZED
SWAP COUNTERPARTY                               PROTECTION    (000'S)     RATE        DATE        (PAID)       VALUE    APPRECIATION
-----------------                               ----------   --------   -------   -----------   ----------   --------   ------------
CDX NORTH AMERICA HIGH YIELD INDEX, SERIES 14
Barclays Bank plc                                  Sell       $19,000      5%       6/20/15     $1,039,722   $330,005    $1,369,727
                                                              -------                           ----------   --------    ----------
                                                   Total       19,000                            1,039,722    330,005     1,369,727
CDX NORTH AMERICA HIGH YIELD INDEX,
SERIES 15
Citibank NA, New York                              Sell         2,390      5        12/20/15        46,804      7,264        54,068
                                                              -------                           ----------   --------    ----------
                                                   Total        2,390                               46,804      7,264        54,068
                                                                                                ----------   --------    ----------
Grand Total Buys                                                                                        --         --            --
Grand Total Sells                                                                                1,086,526    337,269     1,423,795
                                                                                                ----------   --------    ----------
Total Credit Default Swaps                                                                      $1,086,526   $337,269    $1,423,795
                                                                                                ==========   ========    ==========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                            TOTAL MAXIMUM POTENTIAL
                                                              PAYMENTS FOR SELLING
                                                               CREDIT PROTECTION                            REFERENCE ASSET
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD PROTECTION        (UNDISCOUNTED)       AMOUNT RECOVERABLE*    RATING RANGE**
---------------------------------------------------------   -----------------------   -------------------   ---------------
Non-Investment Grade Corporate Debt Indexes                       $21,390,000                 $--                  B+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.


                           4 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

TOTAL RETURN SWAP CONTRACTS AS OF OCTOBER 29, 2010 ARE AS FOLLOWS:

                                     NOTIONAL
REFERENCE ENTITY/                     AMOUNT            PAID BY                  RECEIVED BY          TERMINATION
SWAP COUNTERPARTY                     (000'S)           THE FUND                   THE FUND               DATE         VALUE
----------------------------------   --------   -----------------------   -------------------------   -----------   -----------
MSCI DAILY NET EMU USD INDEX:
Goldman Sachs Group, Inc. (The)       $15,832   One-Month USD BBA         If positive, the Total
                                                LIBOR minus 63 basis      Return of the MSCI Daily
                                                points and if             Net EMU USD Index
                                                negative, the absolute
                                                value of the Total
                                                Return of the MSCI
                                                Daily Net EMU USD Index                                    5/3/11   $   945,870
Goldman Sachs Group, Inc. (The)        24,942   One-Month USD BBA         If positive, the Total
                                                LIBOR minus 53 basis      Return of the MSCI Daily
                                                points and if             Net EMU USD Index
                                                negative, the absolute
                                                value of the Total
                                                Return of the MSCI
                                                Daily Net EMU USD Index                                   5/17/11       816,517
                                                                                                                    -----------
                                                                                           Reference Entity Total     1,762,387
MSCI DAILY TR GROSS EAFE USD INDEX
UBS AG                                 21,853   One-Month USD BBA         If positive, the Total
                                                LIBOR plus 40 basis       Return of the MSCI Daily
                                                points and if             Gross EAFE USD Index
                                                negative, the absolute
                                                value of the Total
                                                Return of the MSCI
                                                Daily Gross EAFE USD
                                                Index                                                     7/12/11       775,773
S&P 400 MIDCAP INDEX:
Goldman Sachs Group, Inc. (The)             3   If positive, the          One-Month USD BBA LIBOR
                                                absolute value of the     plus 35 basis points and
                                                Total Return of the       if negative, the absolute
                                                S&P 400 Midcap Index      value of the Total Return
                                                                          of the S&P 400 Midcap
                                                                          Index                           10/7/11          (138)
Goldman Sachs Group, Inc. (The)        23,713   If positive, the          One-Month USD BBA LIBOR
                                                Total Return of the       minus 9 basis points, and
                                                S&P 400 Midcap Index      if negative, the absolute
                                                                          value of the Total Return
                                                                          of the S&P 400 Midcap
                                                                          Index                            9/9/11    (1,057,275)
                                                                                                                    -----------
Reference Entity Total                                                                                               (1,057,413)
                                                                                                                    -----------
Total of Total Return Swaps                                                                                         $ 1,480,747
                                                                                                                    ===========

Abbreviations are as follows:


                           5 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate
EAFE        Europe, Australasia, Far East
EMU         European Economic and Monetary Union
MSCI        Morgan Stanley Capital International
S&P         Standard & Poor's
TR          Total Return

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF OCTOBER 29, 2010 IS AS FOLLOWS:

                                                                   NOTIONAL
                                  SWAP TYPE FROM                    AMOUNT
SWAP COUNTERPARTY                 FUND PERSPECTIVE                  (000'S)      VALUE
-----------------                 ------------------------------   --------   -----------
Barclays Bank plc                 Credit Default Sell Protection    $19,000   $   330,005
Citibank NA, New York             Credit Default Sell Protection      2,390         7,264
Goldman Sachs Group, Inc. (The)   Total Return                       64,490       704,974
UBS AG                            Total Return                       21,853       775,773
                                                                              -----------
Total Swaps                                                                   $ 1,818,016
                                                                              ===========

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since October 29, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.


                           6 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUNDS. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the "master funds"). Each master fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund's investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of the master funds' expenses, including their management fee.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts,


                           7 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions


                           8 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

     with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of October 29, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $2,875,429, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,818,016 as of October 29, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of October 29, 2010 the Fund has required certain counterparties to post collateral of $465,243.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

During the period ended October 29, 2010, the Fund had average contract amounts on forward foreign currency contracts to sell of $23,391,692.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of October 29, 2010, the Fund had no outstanding forward contracts.


                           9 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the period ended October 29, 2010, the Fund had an average market value of $13,790,430 and $25,628,033 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.


                           10 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     For the period ended October 29, 2010, the Fund had average notional amounts of $1,970,100 and $15,759,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.


                           11 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

     For the period ended October 29, 2010, the Fund had average notional amounts of $69,454,564 and $24,355,679 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 29, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $2,209,810,733
Federal tax cost of other investments      (23,051,572)
                                        --------------
Total federal tax cost                  $2,186,759,161
                                        ==============
Gross unrealized appreciation           $  216,273,538
Gross unrealized depreciation             (305,877,489)
                                        --------------
Net unrealized depreciation             $  (89,603,951)
                                        ==============


                           12 | Active Allocation Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                               Shares          Value
                                                            ------------   ------------
INVESTMENT COMPANIES--100.1%(1)
GLOBAL EQUITY FUNDS--46.9%
Oppenheimer Developing Markets Fund, Cl. Y                     1,357,342   $ 46,638,286
Oppenheimer International Growth Fund, Cl. Y                   5,817,953    156,968,376
Oppenheimer International Small Company Fund, Cl. Y              673,746     16,345,069
Oppenheimer Quest International Value Fund, Cl. Y              4,575,470     76,410,341
                                                                           ------------
                                                                            296,362,072
U.S. EQUITY FUNDS--53.2%
Oppenheimer Capital Appreciation Fund, Cl. Y(2)                2,826,044    121,548,145
Oppenheimer Main Street Small Cap Fund, Cl. Y                  2,390,463     46,996,504
Oppenheimer Value Fund, Cl. Y                                  8,028,288    168,112,346
                                                                           ------------
                                                                            336,656,995
TOTAL INVESTMENTS, AT VALUE (COST $576,320,522)                    100.1%   633,019,067
LIABILITIES IN EXCESS OF OTHER ASSETS                               (0.1)      (323,054)
                                                            ------------   ------------
NET ASSETS                                                         100.0%  $632,696,013
                                                            ============   ============

FOOTNOTES TO STATEMENT OF INVESTMENTS

* October 29, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.


                            1 | Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                           SHARES                                  SHARES
                                        JANUARY 31,      GROSS        GROSS     OCTOBER 29,
                                            2010       ADDITIONS   REDUCTIONS       2010
                                        -----------   ----------   ----------   -----------
Oppenheimer Capital Appreciation
   Fund, Cl. Y                            2,749,314      197,326      120,596     2,826,044
Oppenheimer Developing Markets Fund,
   Cl. Y                                  2,064,082       80,908      787,648     1,357,342
Oppenheimer Global Fund, Cl. Y            2,127,522       57,677    2,185,199            --
Oppenheimer Global Opportunities
   Fund, Cl. Y                            1,172,488       28,344    1,200,832            --
Oppenheimer Institutional Money
   Market Fund, Cl. E                       284,387   26,614,455   26,898,842            --
Oppenheimer International Growth
   Fund, Cl. Y                                   --    5,978,007      160,054     5,817,953
Oppenheimer International Small
   Company Fund, Cl. Y                           --      691,782       18,036       673,746
Oppenheimer Main Street Fund, Cl. Y       2,997,887       81,336    3,079,223            --
Oppenheimer Main Street Select Fund,
   Cl. Y*                                 2,547,450       68,606    2,616,056            --
Oppenheimer Main Street Small Cap
   Fund, Cl. Y                            3,223,098      133,382      966,017     2,390,463
Oppenheimer Quest International Value
   Fund, Cl. Y                                   --    4,700,869      125,399     4,575,470
Oppenheimer Value Fund, Cl. Y             4,286,846    4,032,242      290,800     8,028,288

                                                                  REALIZED
                                            VALUE      INCOME    GAIN (LOSS)
                                        ------------   ------   ------------
Oppenheimer Capital Appreciation
   Fund, Cl. Y                          $121,548,145   $   --   $ (1,459,097)
Oppenheimer Developing Markets Fund,
   Cl. Y                                  46,638,286       --     (5,656,674)
Oppenheimer Global Fund, Cl. Y                    --       --    (24,548,757)
Oppenheimer Global Opportunities
   Fund, Cl. Y                                    --       --     (1,792,647)
Oppenheimer Institutional Money
   Market Fund, Cl. E                             --    1,283             --
Oppenheimer International Growth
   Fund, Cl. Y                           156,968,376       --         54,562
Oppenheimer International Small
   Company Fund, Cl. Y                    16,345,069       --          8,950
Oppenheimer Main Street Fund, Cl. Y               --       --    (22,588,116)
Oppenheimer Main Street Select Fund,
   Cl. Y*                                         --       --     (2,246,728)
Oppenheimer Main Street Small Cap
   Fund, Cl. Y                            46,996,504       --     (5,365,308)
Oppenheimer Quest International Value
   Fund, Cl. Y                            76,410,341       --         28,600
Oppenheimer Value Fund, Cl. Y            168,112,346       --     (2,716,799)
                                        ------------   ------   ------------
                                        $633,019,067   $1,283   $(66,282,014)
                                        ============   ======   ============

* Prior to November 1, 2010, the fund was named Oppenheimer Main Street Opportunity Fund.

(2.) Non-income producing security.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of October 29, 2010 based on valuation input level:


                            2 | Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                             LEVEL 1--           LEVEL 2--            LEVEL 3--
                         UNADJUSTED QUOTED   OTHER SIGNIFICANT       SIGNIFICANT
                               PRICES        OBSERVABLE INPUTS   UNOBSERVABLE INPUTS       VALUE
                         -----------------   -----------------   -------------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies        $633,019,067            $--                  $--           $633,019,067
                            ------------            ---                  ---           ------------
Total Assets                $633,019,067            $--                  $--           $633,019,067
                            ------------            ---                  ---           ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since October 29, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.


                            3 | Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 29, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $661,195,937
                                 ============
Gross unrealized appreciation    $ 58,426,732
Gross unrealized depreciation     (86,603,602)
                                 ------------
Net unrealized depreciation      $(28,176,870)
                                 ============


                            4 | Equity Investor Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/29/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series


By: /s/ William F. Glavin Jr.
    ------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 12/07/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 12/07/2010


By: /s/ Brian W. Wixted
    ------------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 12/07/2010